Exhibit 32(a)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of U.S. Gold Corp., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended October 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), Edward M. Karr, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2019	/s/ Edward M. Karr
Edward M. Karr
President and Chief Executive Officer
(Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to U.S. Gold Corp. and will be retained by U.S. Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.]